Exhibit 99.1

The Brink’s Company
1801 Bayberry Court
P.O. Box 18100
Richmond, VA 23226-8100 USA
Tel. 804.289.9600
Fax 804.289.9770

FOR IMMEDIATE RELEASE

Contact:
Investor Relations and Corporate Communications
804.289.9709

Brink’s Announces Three-Year Strategic Plan, 2019 Financial Targets

Management Expects Substantial Growth in Operating Profit, Earnings and Cash Flow

RICHMOND, Va., March 2, 2017 – At its investor meeting today in New York City, The Brink’s Company (NYSE: BCO) disclosed a three-year strategic plan that includes 2019 financial targets and specific initiatives to achieve them. On a non-GAAP basis, the company’s 2019 financial targets include revenue of $3.3 billion, operating profit of $325 million, earnings of $3.50 per share and adjusted EBITDA of $475 million.
Doug Pertz, president and chief executive officer, said: “Over the last several months, our new leadership team assessed the company’s challenges and opportunities. We have developed, and are starting to deliver on, a three-year plan to drive substantial value for our shareholders. On a currency-adjusted basis, our three-year non-GAAP financial targets include 5% annual revenue growth, operating profit growth of 69%, earnings per share growth of 71% and adjusted EBITDA growth of 50%. Furthermore, these targets do not include any positive impact from potential acquisitions. We are very well-positioned, from both a market and financial capacity perspective, to add incremental growth by completing accretive acquisitions in both core and adjacent markets.”

The company’s strategy has three major components-- accelerating profitable growth, closing the margin gap with competitors through operational excellence, and introducing technology-driven differentiated services to its customers. Brink’s expects to accelerate profitable growth by increasing revenue in higher-margin lines of business such as CompuSafe and recycler services, outsourced money processing and Brink’s Global Services. Management expects to grow revenue with both large and small financial institutions, and by increasing penetration of the large and underserved retail market. The company plans to introduce differentiated services to customers by strengthening and leveraging its IT capabilities to drive revenue growth, achieve operational excellence and deliver customer-facing solutions.
Pertz added: “The centerpiece of our plan is to achieve operational excellence and close the gap between our margins and those of our most successful competitors. The margin gap is widest in the U.S., which is our greatest near-term opportunity to create substantial value. There are no structural differences between Brink’s and our U.S. competitors that preclude us from achieving industry-leading operating margins. The primary focus of our strategy is to reduce overall fleet costs, reduce labor costs per truck, optimize our branch network, and reinvigorate our sales and marketing efforts. We also have specific strategies to expand margins in other countries. For example, in both Mexico and Canada, we are implementing plans to reduce labor costs and drive other operational efficiencies.
“Several of our strategic initiatives have already begun to produce results in the U.S. and other countries. I’m confident that we have the right leadership, the right strategy and the financial flexibility to deliver superior value to our shareholders.”
Today’s meeting with investors is accessible via webcast at 8:30 a.m. ET. A replay of the webcast will be available on the company’s website at brinks.com. Management’s presentation was disclosed in an 8-K filing this morning and is also available on the company’s website.

About The Brink’s Company

The Brink’s Company (NYSE:BCO) is the world’s premier provider of secure transportation and cash management services. For more information, please visit The Brink’s Company website at www.Brinks.com or call 804-289-9709.

Forward-Looking Statements

This release contains forward-looking information. Words such as "anticipate," "assume," "estimate," "expect," “target” "project," "predict," "intend," "plan," "believe," "potential," "may," "should" and similar expressions may identify forward-looking information. Forward-looking information in these materials includes, but is not limited to: 2019 non-GAAP outlook, including revenue, operating profit, earnings per share, and adjusted EBITDA; organic growth in each of these measures; and strategic initiatives.
Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated. These risks, uncertainties and contingencies, many of which are beyond our control, include, but are not limited to: our ability to improve profitability in key markets; our ability to identify and execute further cost and operational improvements and efficiencies in our core businesses; continuing market volatility and commodity price fluctuations and their impact on the demand for our services; our ability to maintain or improve volumes at favorable pricing levels and increase cost and productivity efficiencies, particularly in the United States and Mexico; investments in information technology and adjacent businesses and their impact on revenues and profit growth; our ability to develop and implement solutions for our customers and gain market acceptance of those solutions; our ability to maintain an effective IT infrastructure and safeguard confidential information; risks customarily associated with operating in foreign countries including changing labor and economic conditions, currency restrictions and devaluations, safety and security issues, political instability, restrictions on repatriation of earnings and capital, nationalization, expropriation and other forms of restrictive government actions; the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates; the stability of the Venezuelan economy, changes in Venezuelan policy regarding foreign-owned businesses; regulatory and labor issues in many of our global operations, including negotiations with organized labor and the possibility of work stoppages; our ability to integrate successfully recently acquired companies and improve their operating profit margins; costs related to dispositions and market exits; our ability to identify, evaluate and execute acquisitions and other strategic opportunities (including those in the home security industry); the willingness of our customers to absorb fuel surcharges and other future price increases; our ability to obtain necessary information technology and other services at favorable pricing levels from third party service providers; variations in costs or expenses and performance delays of any public or private sector supplier, service provider or customer; our ability to obtain appropriate insurance coverage, positions taken by insurers with respect to claims made and the financial condition of insurers, safety and security performance, our loss experience, and changes in insurance costs; security threats worldwide and losses of customer valuables; costs associated with the purchase and implementation of cash processing and security equipment; employee, environmental and other liabilities in connection with our former coal operations, including black lung claims incidence; the impact of the Patient Protection and Affordable Care Act on black lung liability and the Company's ongoing operations; changes to estimated liabilities and assets in actuarial assumptions due to payments made, investment returns, interest rates and annual actuarial revaluations, the funding requirements, accounting treatment, investment performance and costs and expenses of our pension plans, the VEBA and other employee benefits, mandatory or voluntary pension plan contributions; the nature of our hedging relationships; changes in estimates and assumptions underlying our critical accounting policies; our ability to realize deferred tax assets; the outcome of pending and future claims, litigation, and administrative proceedings; public perception of the Company's business and reputation; access to the capital and credit markets; seasonality, pricing and other competitive industry factors; and the promulgation and adoption of new accounting standards and interpretations, new government regulations and interpretation of existing regulations.
This list of risks, uncertainties and contingencies is not intended to be exhaustive. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found under "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2016, and in our other public filings with the Securities and Exchange Commission. The forward-looking information discussed today and included in these materials is representative as of today only and The Brink's Company undertakes no obligation to update any information contained in these materials.

Non-GAAP Reconciliation

We have not provided reconciliations for the Company’s projected 2019 Non-GAAP revenue, Non-GAAP operating profit, Non-GAAP earnings per share, and adjusted EBITDA (forward-looking non-GAAP financial measures), to the most directly comparable GAAP financial measures because the Company is unable to provide such reconciliations without unreasonable effort.  We cannot reconcile these amounts to GAAP because we are unable to accurately forecast the impact of Venezuela operations and because related foreign exchange rates during 2019 could be significant to our full-year GAAP provision for income taxes, and, therefore, to income (loss) from continuing operations, EPS from continuing operations, effective income tax rate and adjusted EBITDA. In addition, sufficient information is not available to calculate certain adjustments required for these reconciliations without unreasonable effort, including: interest expense, net; provision for (benefit from) income taxes; other non-cash expenses, net; other changes in operating assets and liabilities and other.  For the same reasons, the Company is unable to address the probable significance of the unavailable information.

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